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Scudder YieldWise Funds

Scudder YieldWise Money Fund

Scudder YieldWise Government Money Fund

Scudder YieldWise Municipal Money Fund

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Ticker Symbol	CUSIP Number
Scudder YieldWise Money Fund	SYWXX	81124A-108
Scudder YieldWise Government Money Fund	SYGXX	81124A-207
Scudder YieldWise Municipal Money Fund	SYUXX	81124A-306

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Scudder YieldWise Money Fund

Yield Comparison
[] Fund Yield [] First Tier Money Fund Average

Weekly 7-Day Average Yield

Scudder YieldWise Money Fund is compared to the First Tier Money Fund Average which consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities tracked by iMoneyNet, Inc. Returns are historical and do not guarantee future results. Fund yields fluctuate.*

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	392	5
3-Year	9	of	338	3
5-Year	2	of	266	1

The Lipper, Inc. ranking is based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/2003. The fund is compared to the Lipper Money Market Instrument Fund category. Rankings are historical and do not guarantee future performance.*

Source: Lipper, Inc.

* Performance reflects a partial fee waiver which improved results during the period. Without this fee waiver, the 7-day average yield as of January 31, 2003 would have been 1.03%.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder YieldWise Government Money Fund

Yield Comparison
[] Fund Yield [] First Tier Money Fund Average

Weekly 7-Day Average Yield

Scudder YieldWise Government Money Fund is compared to the Government Money Fund Average which consists of all non-institutional government money market funds tracked by iMoneyNet, Inc. Returns are historical and do not guarantee future results. Fund yields will fluctuate.*

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	132	6
3-Year	2	of	120	2

The Lipper, Inc. ranking is based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/2003. The fund is compared to the Lipper Government Money Market Fund category. Rankings are historical and do not guarantee future performance.*

Source: Lipper, Inc.

* Performance reflects a partial fee waiver which improved results during the period.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder YieldWise Municipal Money Fund

Yield Comparison
[] Fund Yield [] First Tier Money Fund Average

Weekly 7-Day Average Yield

Scudder YieldWise Municipal Money Fund is compared to the Tax-Free Money Fund Average which consists of all non-institutional tax-free money market funds tracked by iMoneyNet Inc. Returns are historical and do not guarantee future results.* Income may be subject to state and local taxes and the Alternative Minimum Tax. Fund yields fluctuate.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	131	6
3-Year	2	of	118	2

The Lipper, Inc. ranking is based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/2003. The fund is compared to the Lipper Tax-Free Money Market Fund category. Rankings are historical and do not guarantee future performance.*

Source: Lipper, Inc.

* Performance reflects a partial fee waiver which improved results during the period. Without this fee waiver, the 7-day average yield as of January 31, 2003 would have been 0.74%.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate accounting scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil prices - will occur.

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed-income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Portfolio Managers Christine Haddad and Joseph Benevento discuss the market environment and the team's approach to managing Scudder YieldWise Funds during the six-month period ended January 31, 2003, and offer an outlook for the months ahead.

Federal Reserve Board action

The US economy in the period was marked by slow growth, tame core inflation1 and rising unemployment. This combination allowed the Federal Reserve to maintain its low interest rate policy for much of the period. The targeted federal funds rate2 remained unchanged until November 6, when the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25%, following a weak employment report as well as other unfavorable economic reports. This surprisingly aggressive move indicated to investors that the economy - which Fed chairman Alan Greenspan said was in a "soft spot" - had the support it needed to improve.

1 Core inflation is inflation measured without taking into account price changes in the volatile food and energy sectors.

Market overview

Bonds provided investors with strong returns for the period. They also easily exceeded stock market results as measured by the Standard & Poor's 500 index. The Lehman Brothers Aggregate Bond Index, a popular proxy for the broad bond market, gained 5.05%.3 In comparison, the Standard & Poor's 500 index (S&P 500) lost 5.26%.3 (Past performance is no guarantee of future results.) Fallout from corporate scandals and continued geopolitical instability kept market participants on edge.

2 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of 1 year or more. The S&P 500 index is an unmanaged group of stocks generally representative of the US stock market.

In this environment, the short end of the money market yield curve held steady, while longer-term yields fell substantially, thus flattening the yield curve. As the financial markets assigned a high probability to an interest rate cut, the money market yield curve became inverted at some points during October. In November, as positive economic data moved investors out of bonds and into stocks, the money market yield curve became positively sloped and continued to steepen, offering attractive buying opportunities. In December and January, the money market yield curve flattened substantially, as a result of much weaker than expected December retail sales. Additionally, the US employment situation remained weak with an unexpected drop in December payrolls.

Performance and strategy

Scudder YieldWise Money Fund

By staying disciplined to the purchase of high-quality instruments and actively adjusting sector allocation and the duration of the portfolio as market conditions changed, we were able to produce competitive yields in Scudder YieldWise Money Fund for the annual period. However, overall marketplace yields declined, primarily reflecting the ripple effect of the Federal Reserve Board's 11 interest rate cuts in 2001 and its 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. For the six-month period ended January 31, 2003, the fund returned 0.73%. The weighted average maturity at January 31, 2003 was 60 days. Toward the end of the third calendar quarter when the yield curve flattened, we began replacing these shorter-term holdings with purchases at the intermediate portion of the money market yield curve. Throughout the period, our preference for high-credit-quality issuers in the portfolio did not change.

Scudder YieldWise Government Money Fund

We were also able to produce competitive yields in Scudder YieldWise Government Money Fund for the period. For the six-month period ended January 31, 2003, the fund returned 0.68%. The weighted average maturity at January 31, 2003 was 62 days. Toward the end of the third calendar quarter when the yield curve flattened, we adjusted our strategy to include purchases of securities in the middle of the Treasury yield curve, as well as callable agency securities.

Scudder YieldWise Municipal Money Fund

Municipal market yields declined in spite of steady cash flow into the municipal markets and an increase in municipal issuance. The municipal money market yield curve inverted late in the third quarter. In November and December, the yield curve then steepened again, returning to what is considered a normal curve. Municipal credit quality was affected during the period as municipalities across the country experienced declining revenue sources and an increase in their "fixed" costs, such as Medicaid, education and prisons. There were several significant downgrades during the period, including California. As a result of widespread budget shortfalls, we saw a sharp increase in the need for short-term cash flow issuance. For example, California issued $12 billion during the third quarter alone. The increased issuance of short-term notes did not result in significant upward pressure on one-year rates, however, as this rise in supply was offset by strong demand.

For the six-month period ended January 31, 2003, the fund returned 0.59%. In the period, we adjusted Scudder YieldWise Municipal Money Fund's weighted average maturity to prepare for seasonal events and supply/demand phenomena. As of January 31, 2003, the fund's weighted average maturity was 35 days. In light of the uncertainty in the financial markets and in the US economy, we tried to keep the fund's weighted average maturity on the shorter side by overweighting floating-rate notes. The fund was also able to participate in the California issuance sale, making purchases at attractive yield levels.

Outlook

The US economy no longer appears in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. As expected, the Federal Reserve Board left rates unchanged at its January meeting. However, the war with Iraq, North Korea's renewal of its nuclear program and the ongoing softness in the US dollar threaten to keep markets on edge in the early months of 2003.

As a result, we expect the Federal Reserve Board to remain vigilant and to continue to do what it can to move the economy forward. While Chairman Alan Greenspan had said he does not think the November rate cut is going to be inflationary, as soon as the Federal Reserve Board sees heightened signs of inflation, the interest rate reductions will be over. It should also be remembered that because changes in monetary policy typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. With the Federal Reserve Board having assumed a neutral bias at its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus by the US government in the form of tax cuts, particularly the potential elimination of taxation on dividends, will play as crucial a role as the Federal Reserve Board in spurring economic growth.

We do expect the money market yield curve to steepen in the near future (i.e., for six- to 12-month yields to become more attractive). We are thus prepared to cautiously extend the average maturity of the fund at the appropriate time. We intend to maintain our conservative investment strategies and choose securities from only the highest-quality issuers. We will also seek to provide high current income consistent with liquidity and capital preservation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Scudder YieldWise Money Fund

Portfolio Composition	1/31/03	7/31/02

Commercial Paper	58%	45%
Short-Term Notes	21%	10%
Certificates of Deposit and Bank Notes	20%	28%
Repurchase Agreement	1%	17%
	100%	100%
Weighted Average Maturity*
Scudder YieldWise Money Fund	60 days
First Tier Money Fund Average	51 days

Scudder YieldWise Government Money Fund

Portfolio Composition	1/31/03	7/31/02

Short-Term Notes	77%	60%
US Government Guaranteed	13%	10%
US Treasury Obligations	7%	-
Repurchase Agreement	3%	30%
	100%	100%
Weighted Average Maturity*
Scudder YieldWise Government Money Fund	62 days
Government Money Fund Average	53 days

Scudder YieldWise Municipal Money Fund

Portfolio Composition	1/31/03	7/31/02

Municipal Investments	100%	100%
Weighted Average Maturity*
Scudder YieldWise Municipal Money Fund	35 days
Tax-Free Money Fund Average	39 days

* The Funds are compared to their respective iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities; Government Money Fund Average includes all non-institutional government money market funds; Tax-Free Money Fund Average consists of all non-institutional tax-free money market funds. Weighted average maturity is as of 1/31/2003.
Portfolio composition is subject to change.

Investment Portfolio as of January 31, 2003 (Unaudited)

Scudder YieldWise Money Fund

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 20.0%
Bank of Nova Scotia, 2.97%, 3/31/2003	25,000,000	25,021,462
Bank of Scotland PLC, 2.48%, 3/31/2003	5,000,000	4,999,922
Canadian Imperial Bank of Commerce, 2.5%, 3/4/2003	5,000,000	4,999,958
Canadian Imperial Bank of Commerce, 2.505%, 3/4/2003	5,000,000	5,000,021
Danske Bank AS, 2.46%, 6/11/2003	10,000,000	10,007,025
Landesbank Hessen-Thuringen Girozentrale, 1.4%, 1/29/2004	5,000,000	5,000,000
National Australia Bank Ltd., 2.59%, 5/23/2003	15,000,000	15,014,753
Northern Rock PLC, 1.35%, 2/13/2003	15,000,000	15,000,000
Societe Generale, 2.105%, 2/11/2003	10,000,000	10,000,014
Swedbank AB, 1.322%*, 9/26/2003	25,000,000	24,998,375
Total Certificates of Deposit and Bank Notes (Cost $120,041,530)		120,041,530

Commercial Paper 58.7%
CC (USA), Inc., 1.36%*, 9/15/2003	15,000,000	14,999,076
CC (USA), Inc., 1.38%**, 5/19/2003	10,000,000	9,958,983
CIT Group Holdings, Inc., 1.31%**, 3/21/2003	20,000,000	19,965,067
CIT Group Holdings, Inc., 1.77%*, 2/28/2003	10,000,000	10,002,378
Delaware Funding Corp., 1.26%**, 2/27/2003	30,000,000	29,972,700
General Electric Capital Corp., 1.4%*, 11/20/2003	10,000,000	10,004,753
General Electric Capital Corp., 1.45%*, 10/22/2003	15,000,000	15,007,269
Goldman Sachs Group, Inc., 1.39%, 5/8/2003	25,000,000	25,000,000
Lake Constance Funding LLC, 1.32%**, 5/7/2003	25,000,000	24,912,917
Links Finance LLC, 1.31%**, 4/4/2003	5,000,000	4,988,719
Links Finance LLC, 1.35%**, 2/18/2003	25,000,000	24,984,062
Norddeutsche Landesbank Girozentrale, 1.26%*, 6/30/2003	30,000,000	29,994,456
Nordea Bank Finland PLC, 1.324%*, 9/10/2003	25,000,000	24,995,444
Pennine Funding LLC, 1.32%**, 6/20/2003	12,000,000	11,938,840
Pennine Funding LLC, 1.35%**, 6/18/2003	10,000,000	9,948,625
Scaldis Capital LLC, 1.31%**, 7/14/2003	15,000,000	14,911,029
Sheffield Receivables Corp., 1.26%**, 2/25/2003	5,000,000	4,995,800
Sheffield Receivables Corp., 1.29%**, 2/21/2003	15,000,000	14,989,250
WestLB AG, 1.38%*, 1/28/2004	20,000,000	20,000,000
Windmill Funding Corp., 1.26%**, 3/7/2003	30,000,000	29,964,300
Total Commercial Paper (Cost $351,533,668)		351,533,668
Short-Term Notes 20.8%
Associates Corp. of North America, 1.48%*, 6/15/2003	15,000,000	15,000,000
Federal Farm Credit Bank, 1.275%*, 12/15/2004	25,000,000	24,993,040
Federal Farm Credit Bank, 1.375%*, 1/17/2006	5,000,000	5,000,000
Federal Home Loan Bank, 1.6%, 1/16/2004	25,000,000	25,000,000
Federal Home Loan Bank, 1.75%, 11/7/2003	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., 1.28%**, 2/27/2003	25,000,000	24,976,889
Federal National Mortgage Association, 1.57%, 1/16/2004	5,000,000	5,000,000
Federal National Mortgage Association, 1.75%, 12/8/2003	10,000,000	10,000,000
Salomon Smith Barney Holdings, Inc., 1.54%*, 12/19/2003	10,000,000	10,016,059
Total Short-Term Notes (Cost $124,985,988)		124,985,988

Repurchase Agreement (b) 0.5%
State Street Bank and Trust Co., 1.27%, dated 1/31/2003, to be repurchased at $2,781,294 on 2/3/2003 (Cost $2,781,000)	2,781,000	2,781,000
Total Investment Portfolio - 100.0% (Cost $599,342,186) (a)		599,342,186

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2003.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $599,342,186.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Scudder YieldWise Government Money Fund

	Principal Amount ($)	Value ($)

Short-Term Notes 77.1%
Federal Farm Credit Bank, 1.275%*, 12/15/2004	25,000,000	24,993,040
Federal Farm Credit Bank, 1.375%*, 1/17/2006	5,000,000	5,000,000
Federal Farm Credit Bank, 1.67%, 4/1/2003	10,000,000	9,999,838
Federal Home Loan Bank, 1.213%*, 3/24/2003	5,000,000	4,999,652
Federal Home Loan Bank, 1.23%*, 2/3/2003	5,000,000	4,999,988
Federal Home Loan Bank, 1.239%*, 2/14/2003	5,000,000	4,999,948
Federal Home Loan Bank, 1.248%*, 3/6/2003	5,000,000	4,999,765
Federal Home Loan Bank, 1.59%, 12/9/2003	5,000,000	4,999,595
Federal Home Loan Bank, 1.75%, 11/7/2003	5,000,000	5,000,000
Federal Home Loan Bank, 2.25%, 2/12/2003	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., 1.28%**, 2/27/2003	25,000,000	24,976,889
Federal National Mortgage Association, 1.27%**, 2/7/2003	10,000,000	9,997,883
Federal National Mortgage Association, 1.57%, 1/16/2004	5,000,000	5,000,000
Federal National Mortgage Association, 1.665%**, 3/26/2003	15,000,000	14,963,231
Federal National Mortgage Association, 1.75%, 12/8/2003	5,000,000	5,000,000
Federal National Mortgage Association, 4.625%, 5/15/2003	5,000,000	5,033,552
Federal National Mortgage Association, 6.125%, 5/19/2003	5,000,000	5,056,398
Student Loan Marketing Association, 1.379%*, 2/12/2004	10,000,000	9,996,932
Total Short-Term Notes (Cost $155,016,711)		155,016,711

US Treasury Obligations 7.4%
US Treasury Bill, 1.195%**, 2/13/2003	10,000,000	9,996,017
US Treasury Bill, 1.235%**, 5/22/2003	5,000,000	4,981,132
Total US Treasury Obligations (Cost $14,977,149)		14,977,149

US Government Guaranteed 12.6%
Hainan Airlines, Series 2001-1, 1.277%*, 6/21/2004	5,116,938	5,116,938
Hainan Airlines, Series 2001-1, 1.82%*, 12/15/2007	2,812,205	2,812,205
Hainan Airlines, Series 2001-2, 1.3%*, 12/21/2004	6,652,010	6,652,010
Hainan Airlines, Series 2001-2, 1.41%*, 12/15/2007	2,812,205	2,812,205
Hainan Airlines, Series 2001-3, 1.421%*, 12/15/2007	2,812,205	2,812,205
Totem Ocean Trailer, 1.291%*, 12/18/2014	5,000,000	5,000,000
Total US Government Guaranteed (Cost $25,205,563)		25,205,563
Repurchase Agreement (b) 2.9%
State Street Bank and Trust Co., 1.27%, dated 1/31/2003, to be repurchased at $5,774,611 on 2/3/2003 (Cost $5,774,000)	5,774,000	5,774,000
Total Investment Portfolio - 100.0% (Cost $200,973,423) (a)		200,973,423

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2003.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $200,973,423
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Scudder YieldWise Municipal Money Fund

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alabama 2.5%
Birmingham, Special Care Facilities Financing Authority, Ascension Health Project, 1.15%*, 11/15/2039	7,800,000	7,800,000
Arizona 1.9%
Salt River, Agricultural Improvement and Power District, 1.03%, 3/11/2003	5,000,000	5,000,000
Salt River, Agricultural Improvement and Power District, 1.15%, 4/11/2003	1,000,000	1,000,000
California 5.7%
Los Angeles, Airport Revenue, 1.34%*, 12/1/2025 (c)	4,606,000	4,606,000
Revenue Anticipation Notes, 1.34%*, 6/20/2003	5,000,000	5,000,000
Revenue Anticipation Notes, Series F, 1.34%*, 6/20/2003	1,500,000	1,500,000
Revenue Anticipation Notes, Series G, 1.28%*, 6/20/2003	2,000,000	2,000,000
Statewide Development Authority Multifamily Revenue, AMT, 1.05%*, 4/1/2025 (c)	2,800,000	2,800,000
Water Department, 1.8%, 3/13/2003	2,100,000	2,100,000
Colorado 5.8%
Denver, City & County Economic Development Revenue, Western Stock Show Project, 1.3%*, 7/1/2029 (c)	4,250,000	4,250,000
Denver, City & County Special Facilities Airport Revenue, Worldport Project, Series A, AMT, 1.35%*, 12/1/2029 (c)	4,000,000	4,000,000
State General Fund Revenue, Tax and Revenue Anticipation Notes, 2.5%, 6/27/2003	6,400,000	6,431,874
State General Fund Revenue, Tax and Revenue Anticipation Notes, Series A, 3.0%, 6/27/2003	3,500,000	3,520,681
Delaware 2.6%
State Economic Development Authority Revenue, Hospital Billing, Series A, 1.15%*, 12/1/2015 (b)	3,000,000	3,000,000
Sussex County, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 1.25%*, 1/1/2013 (c)	5,000,000	5,000,000
District of Columbia 0.1%
General Obligation, Series D, 1.15%*, 6/1/2029 (b)	400,000	400,000
Florida 6.0%
Capital Projects Finance Authority, 1.3%*, 6/1/2012 (c)	1,500,000	1,500,000
Gulf Breeze Revenue, Series A, 1.2%*, 3/31/2021 (c)	1,000,000	1,000,000
Housing Finance Corporate Multifamily Revenue, Victoria Park, 1.15%*, 10/15/2032 (b)	1,000,000	1,000,000
Indian River County, Hospital Revenue, 1.3%*, 10/1/2015	1,700,000	1,700,000
Jacksonville, Electric Authority, 1.1%, 2/13/2003	7,000,000	7,000,000
Miami-Dade, Aviation Revenue, Series A, AMT, 1.35%, 2/12/2003	5,000,000	5,000,000
Orange County, Health Facilities Authority, Presbyterian Retirement Project, 1.2%*, 11/1/2028	1,755,000	1,755,000
Georgia 5.1%
Burke County, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., Series A, 1.3%*, 1/1/2020 (b)	2,300,000	2,300,000
Cobb County, Development Authority, Educational Facilities Revenue, Mt. Paran Christian School, Inc. Project, AMT, 1.15%*, 7/1/2022 (c)	1,300,000	1,300,000
Fayette County, Development Authority, Educational Facilities Revenue, 1.15%*, 4/1/2024	1,300,000	1,300,000
Laurens County, Solid Waste Disposal Revenue, Southeast Paper Manufactory Co. Project, 1.25%*, 9/1/2017 (c)	5,000,000	5,000,000
Municipal Electric & Gas Authority, 1.1%, 2/3/2003	1,000,000	1,000,000
Municipal Electric Authority, 1.15%*, 1/1/2026 (b)	3,100,000	3,100,000
Willacoochie, Development Authority, Pollution Control Revenue, Langboard, Inc. Project, AMT, 1.25%*, 5/1/2021 (c)	2,000,000	2,000,000
Idaho 2.6%
Power County, Industrial Development Authority, FMC Corp. Project, AMT, 1.25%*, 4/1/2014 (c)	8,000,000	8,000,000
Illinois 10.1%
Chicago, O'Hare International Airport Revenue, Series A, AMT, 1.17%*, 1/1/2018 (c)	3,000,000	3,000,000
Chicago, General Obligation, Series B, 1.15%*, 1/1/2037 (b)	1,800,000	1,800,000
Cook County, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 1.23%*, 12/1/2034 (c)	2,000,000	2,000,000
Development Finance Authority, Industrial Development Revenue, Henry Valve Co. Project, AMT, 1.23%*, 10/1/2006 (c)	1,605,000	1,605,000
Development Finance Authority, Industrial Development Revenue, Knead Dough Baking Project, AMT, 1.4%*, 9/1/2025 (c)	3,040,000	3,040,000
Development Finance Authority Regional Organization Bank Project, 1.3%*, 12/1/2020 (c)	2,700,000	2,700,000
Development Finance Authority, Industrial Development Revenue, Whiting Corp. Project, AMT, 1.4%*, 6/1/2015 (c)	2,600,000	2,600,000
Educational Facilities Authority Revenue, 1.05%, 4/7/2003	5,000,000	5,000,000
Lake Zurich, Industrial Development Revenue, Screenco LLC Project, AMT, 1.23%*, 3/1/2018 (c)	2,015,000	2,015,000
Sagamon County, Industrial Development Revenue, Contech Construction Products Project, AMT, 1.27%*, 6/1/2012 (c)	2,400,000	2,400,000
Sagamon County, Industrial Development Revenue, Contech Construction Products Project, AMT, 1.27%*, 6/1/2014 (c)	2,800,000	2,800,000
Tinley Park, Industrial Development Revenue, Harbor Tool Manufacturing, Inc. Project, AMT, 1.23%*, 7/1/2020 (c)	2,830,000	2,830,000
Indiana 3.9%
Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 1.33%*, 6/1/2022 (c)	2,900,000	2,900,000
Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 1.33%*, 6/1/2022 (c)	2,600,000	2,600,000
Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 1.33%*, 6/1/2022 (c)	4,900,000	4,900,000
Indiana Bond Bank, Series A, 2.0%, 1/27/2004 (b)	2,000,000	2,017,543
Kentucky 2.1%
Lexington-Fayette County, Industrial Development Revenue, YMCA Central Kentucky Project, 1.3%*, 7/1/2019 (c)	1,700,000	1,700,000
Pendleton County, Multi-City Lease Revenue, 1.35%, 2/11/2003	5,000,000	5,000,000
Maine 0.6%
Housing Authority Mortgage, Series E-2, AMT, 1.65%, 11/15/2031	2,000,000	2,000,000
Maryland 1.0%
Economic Development Corp. Student Housing Revenue, Baltimore County Project, 1.15%*, 11/1/2031 (c)	3,000,000	3,000,000
Massachusetts 2.1%
Marblehead, Bond Anticipation Notes, 2.25%, 8/21/2003	3,500,000	3,516,911
Marblehead, Bond Anticipation Notes, 2.35%, 8/21/2003	3,000,000	3,016,135
Michigan 1.1%
Farmington Hills, Brookfield Building Association Project, 1.25%*, 11/1/2010 (c)	475,000	475,000
Oakland County, Economic Development Corp., Acme Manufacturing Co. Project, AMT, 1.35%*, 11/1/2023 (c)	650,000	650,000
Oakland County, Economic Development Corp., Lyon Gear & Machine, Inc. Project, AMT, 1.4%*, 5/1/2012 (c)	730,000	730,000
Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 1.35%*, 10/1/2015	900,000	900,000
Strategic Fund, Limited Obligation Revenue, Creative Foam Corp. Project, AMT, 1.4%*, 11/1/2011 (c)	800,000	800,000
Missouri 0.6%
St. Louis, Air Cargo Facility Revenue, AMT, 1.3%*, 3/1/2030 (c)	2,000,000	2,000,000
Montana 0.3%
Forsyth, Pollution Control Revenue, Pacificorp. Project, 1.35%*, 1/1/2018 (c)	1,000,000	1,000,000
Nebraska 1.1%
Investment Finance Authority, Single Family Housing Revenue, Series G, AMT, 1.3%*, 9/1/2022 (b)	3,495,000	3,495,000
Nevada 0.6%
Las Vegas Valley Water District, 1.24%*, 6/1/2024 (b)	2,000,000	2,000,000
New Hampshire 3.2%
Health & Educational Facilities Authority Revenue, Dartmouth Hitchcock Obligation, Series A, 1.15%*, 8/1/2031 (c)	4,935,000	4,935,000
State Business Finance Authority, Waste Management of NH, Inc. Project, AMT, 1.25%*, 9/1/2012 (c)	5,000,000	5,000,000
New Jersey 3.5%
Salem County, Industrial Pollution Control Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 1.35%*, 3/1/2012	2,500,000	2,500,000
Transportation Revenue, 3.0%, 6/12/2003	8,500,000	8,548,724
New York 0.8%
Buffalo, General Obligation Notes, 2.5%, 6/27/2003	2,300,000	2,308,877
New York City, General Obligation, Series B, 1.3%*, 10/1/2022 (b)	300,000	300,000
North Carolina 1.0%
Moore County Industrial Facilities & Pollution Control Finance Authority Revenue, AMT, 1.3%*, 5/1/2010 (c)	3,200,000	3,200,000
Ohio 3.2%
Hamilton, Electric Revenue, Series A, 1.13%*, 10/15/2023 (b)	6,200,000	6,200,000
Higher Educational Facilities Community Revenue, 1.3%*, 9/1/2025 (c)	3,725,000	3,725,000
Oklahoma 0.6%
Payne County, Economic Development Authority Student Housing Revenue, 1.18%*, 6/1/2032 (b)	2,000,000	2,000,000
Pennsylvania 4.5%
Bucks County, Oxford Falls Project, 2.13%*, 10/1/14 (c)	1,500,000	1,500,000
Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 1.25%*, 3/1/2027 (c)	7,500,000	7,500,000
Montgomery County, Multifamily Housing Revenue, Forge Gate Apartments Project, Series A, AMT, 1.1%*, 8/15/2031 (c)	5,165,000	5,165,000
South Carolina 0.3%
Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 1.17%*, 11/1/2032	1,000,000	1,000,000
Tennessee 2.8%
Blount County, Public Building Authority, 1.15%*, 6/1/2027 (b)	4,040,000	4,040,000
Clarksville, Public Building Authority Revenue, 1.15%*, 6/1/2024 (c)	4,685,000	4,685,000
Montgomery County, Public Building Authority Revenue, 1.3%*, 4/1/2032 (c)	200,000	200,000
Texas 14.3%
Austin, Utility System, 1.3%, 2/13/2003	8,000,000	8,000,000
City of Houston, General Obligation, 1.05%, 4/4/2003	3,000,000	3,000,000
Dallas-Fort Worth International Airport Facility Improvement Revenue, Learjet, Inc. Project, Series A-1, AMT, 1.25%*, 1/1/2016 (c)	6,080,000	6,080,000
Harris County, Health Facilities Development Corp. Revenue, 1.35%*, 12/1/2032 (c)	1,100,000	1,100,000
Harris County, Series A-1, 1.0%, 2/3/2003	3,500,000	3,500,000
Houston, Tax & Revenue Anticipation Notes, 3.0%, 6/30/2003	8,500,000	8,547,452
Municipal Power Agency, 1.05%, 3/4/2003	4,500,000	4,500,000
Tax & Revenue Anticipation Notes, 2.75%*, 8/29/2003	10,350,000	10,429,699
Utah 1.6%
Housing Corp., Single Family Mortgage Revenue, Series F-1, AMT, 1.3%*, 1/1/2034 (c)	900,000	900,000
Intermountain Power Agency, 1.05%, 2/3/2003	4,000,000	4,000,000
Vermont 2.0%
Student Assistance Corp., Student Loan Revenue, 1.4%*, 1/1/2004 (c)	6,405,000	6,405,000
Virginia 1.5%
Henrico County, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 1.25%*, 8/1/2020 (c)	4,700,000	4,700,000
Washington 0.8%
City of Tacoma, General Obligation, 1.3%, 3/10/2003	2,500,000	2,500,000
West Virginia 0.1%
Preston County, Industrial Development Revenue, AMT, 1.4%*, 12/1/2007 (c)	260,000	260,000
Wisconsin 4.0%
Housing & Economic Development Authority, Business Development Revenue, AMT, 1.35%*, 9/1/2019 (c)	3,420,000	3,420,000
Oak Creek, Pollution Control Revenue, Wisconsin Electric Power Co. Project, 1.35%*, 8/1/2016	1,000,000	1,000,000
Park Falls, Industrial Development Revenue, Weather Shield Project, AMT, 1.4%*, 8/1/2020 (c)	3,800,000	3,800,000
Pewaukee, Industrial Development Revenue, Mixer Systems, Inc. Project, AMT, 1.4%*, 9/1/2020 (c)	1,900,000	1,900,000
Rhinelander, Industrial Development Revenue, American Plastics Co. Project, AMT, 1.35%*, 11/1/2014 (c)	2,515,000	2,515,000
Total Investment Portfolio - 100.0% (Cost $315,218,896) (a)		315,218,896

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of January 31, 2003.
(a) The cost for federal income tax purposes was $315,218,896.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets	Money Fund	Government Money Fund	Municipal Money Fund
Investments in securities, at amortized cost	$ 599,342,186	$ 200,973,423	$ 315,218,896
Cash	425	504	2,279,609
Receivable for investments sold	-	-	2,025,000
Interest receivable	1,931,169	423,861	1,013,208
Receivable for Fund shares sold	2,002,502	1,654,901	567,042
Other assets	13,201	958	-
Total assets	603,289,483	203,053,647	321,103,755
Liabilities
Dividends payable	132,185	45,739	57,089
Payable for Fund shares redeemed	521,240	266,744	471,686
Accrued management fee	393,947	246,064	49,721
Other accrued expenses and payables	75,158	28,693	33,942
Total liabilities	1,122,530	587,240	612,438
Net assets, at value	$ 602,166,953	$ 202,466,407	$ 320,491,317
Net Assets
Net assets consist of: Undistributed (accumulated distributions in excess of) net investment income	30,237	5,078	(1,522)
Accumulated net realized gain (loss)	(13,884)	1,617	2,945
Paid-in capital	602,150,600	202,459,712	320,489,894
Net assets, at value	$ 602,166,953	$ 202,466,407	$ 320,491,317
Shares outstanding	602,151,399	202,459,022	320,489,936
Net asset value, offering and redemption price per share (Net asset value / outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income	Money Fund	Government Money Fund	Municipal Money Fund
Income: Interest	$ 5,888,185	$ 1,908,729	$ 2,411,921
Expenses: Management fee	1,317,577	541,582	753,924
Services to shareholders	315,168	65,616	50,951
Custodian fees	24,166	14,983	11,579
Auditing	17,488	7,648	10,761
Legal	6,778	1,662	3,524
Trustees' fees and expenses	18,903	12,761	13,072
Reports to shareholders	5,742	3,508	1,593
Registration fees	17,302	15,704	896
Other	14,024	7,702	7,676
Total expenses, before expense reductions	1,737,148	671,166	853,976
Expense reductions	(503,924)	(271,674)	(359,295)
Total expenses, after expense reductions	1,233,224	399,492	494,681
Net investment income	4,654,961	1,509,237	1,917,240
Net realized gain (loss) on investment transactions	46,093	1,617	3,013
Net increase (decrease) in net assets resulting from operations	$ 4,701,054	$ 1,510,854	$ 1,920,253

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income	$ 4,654,961	$ 18,390,250
Net realized gain (loss) on investment transactions	46,093	2,588
Net increase (decrease) in net assets resulting from operations	4,701,054	18,392,838
Distributions to shareholders from net investment income	(4,687,201)	(18,392,241)
Fund share transactions: Proceeds from shares sold	181,918,906	542,802,419
Reinvestment of distributions	4,572,925	18,168,680
Cost of shares redeemed	(285,824,102)	(837,648,455)
Net increase (decrease) in net assets from Fund share transactions	(99,332,271)	(276,677,356)
Increase (decrease) in net assets	(99,318,418)	(276,676,759)
Net assets at beginning of period	701,485,371	978,162,130
Net assets at end of period (including undistributed net investment income of $30,237 and $62,477, respectively)	$ 602,166,953	$ 701,485,371
Other Information
Shares outstanding at beginning of period	701,483,660	978,161,970
Shares sold	181,918,906	542,801,475
Shares issued to shareholders in reinvestment of distributions	4,572,925	18,168,680
Shares redeemed	(285,824,092)	(837,648,465)
Net increase (decrease) in Fund shares	(99,332,261)	(276,678,310)
Shares outstanding at end of period	602,151,399	701,483,660

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Government Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income	$ 1,509,237	$ 6,626,910
Net realized gain (loss) on investment transactions	1,617	9,000
Net increase (decrease) in net assets resulting from operations	1,510,854	6,635,910
Distributions to shareholders from net investment income	(1,482,892)	(6,657,176)
Fund share transactions: Proceeds from shares sold	101,017,537	343,929,794
Reinvestment of distributions	1,457,678	6,517,815
Cost of shares redeemed	(147,955,405)	(490,057,113)
Net increase (decrease) in net assets from Fund share transactions	(45,480,190)	(139,609,504)
Increase (decrease) in net assets	(45,452,228)	(139,630,770)
Net assets at beginning of period	247,918,635	387,549,405
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $5,078 and $21,267, respectively)	$ 202,466,407	$ 247,918,635
Other Information
Shares outstanding at beginning of period	247,939,212	387,548,721
Shares sold	101,017,537	343,929,794
Shares issued to shareholders in reinvestment of distributions	1,457,678	6,517,815
Shares redeemed	(147,955,405)	(490,057,118)
Net increase (decrease) in Fund shares	(45,480,190)	(139,609,509)
Shares outstanding at end of period	202,459,022	247,939,212

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Municipal Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income	$ 1,917,240	$ 7,257,156
Net realized gain (loss) on investment transactions	3,013	-
Net increase (decrease) in net assets resulting from operations	1,920,253	7,257,156
Distributions to shareholders from net investment income	(1,918,936)	(7,257,143)
Fund share transactions: Proceeds from shares sold	102,307,120	409,305,064
Reinvestment of distributions	1,882,960	7,163,132
Cost of shares redeemed	(135,529,526)	(505,232,020)
Net increase (decrease) in net assets from Fund share transactions	(31,339,446)	(88,763,824)
Increase (decrease) in net assets	(31,338,129)	(88,763,811)
Net assets at beginning of period	351,829,446	440,593,257
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $1,522 and $174, respectively)	$ 320,491,317	$ 351,829,446
Other Information
Shares outstanding at beginning of period	351,829,382	440,593,206
Shares sold	102,307,120	409,305,064
Shares issued to shareholders in reinvestment of distributions	1,882,960	7,163,132
Shares redeemed	(135,529,526)	(505,232,020)
Net increase (decrease) in Fund shares	31,339,446	(88,763,824)
Shares outstanding at end of period	320,489,936	351,829,382

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder YieldWise Money Fund
Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.007	.02	.06	.06	.05	.06
Less distributions from net investment income	(.007)	(.02)	(.06)	(.06)	(.05)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.73**	2.11	5.64[c]	5.88	5.03	5.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	602	701	978	930	914	1,072
Ratio of expenses before expense reductions (%)	.53*	.47	.44[d]	.47	.45	.44
Ratio of expenses after expense reductions (%)	.38*	.36	.34[d]	.34	.34	.07
Ratio of net investment income (%)	1.43*	2.15	5.49	5.72	4.92	5.63

a For the six months ended January 31, 2003 (Unaudited).
b Total returns would have been lower had certain expenses not been reduced.
c Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution the total return would have been lower.
d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .44% and .34%, respectively.
* Annualized
** Not annualized

Scudder YieldWise Government Fund
Years Ended July 31,	2003[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.007	.02	.06	.06	.03
Less distributions from net investment income	(.007)	(.02)	(.06)	(.06)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	.68**	2.09	5.67	5.94	3.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	202	2.48	388	385	211
Ratio of expenses before expense reductions (%)	.62*	.58	.54[d]	.63	.61*
Ratio of expenses after expense reductions (%)	.37*	.31	.21[d]	.10	.05*
Ratio of net investment income (%)	1.38*	2.16	5.55	5.87	4.92*

a For the six months ended January 31, 2003 (Unaudited).
b For the period from December 1, 1998 (commencement of operations) to July 31, 1999.
c Total returns would have been lower had certain expenses not been reduced.
d The ratios of operating expenses excluding costs incurred in connection with a fund complex. reorganization before and after expense reductions were .53% and .21%, respectively.
* Annualized
** Not annualized

Scudder YieldWise Municipal Money Fund
Years Ended July 31,	2003[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.006	.02	.04	.04	.02
Less distributions from net investment income	(.006)	(.02)	(.04)	(.04)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	.59**	1.63	3.86	3.96	2.09**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	320	352	441	257	81
Ratio of expenses before expense reductions (%)	.52*	.54	.55[d]	.69	.88*
Ratio of expenses after expense reductions (%)	.30*	.16	-[d]	-	-*
Ratio of net investment income (%)	1.16*	1.64	3.76	3.98	3.25*

a For the six months ended January 31, 2003 (Unaudited).
b For the period from December 1, 1998 (commencement of operations) to July 31, 1999.
c Total returns would have been lower had certain expenses not been reduced.
d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .55% and .00%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder YieldWise Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust currently offers three investment funds ("Funds"). Scudder YieldWise Money Fund invests exclusively in high quality short-term securities, as well as repurchase agreements that are backed by these securities. Scudder YieldWise Government Money Fund invests primarily in obligations issued or guaranteed by the US Government or its agencies and repurchase agreements thereon. Scudder YieldWise Municipal Money Fund invests in short-term high quality municipal securities.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2002, the Funds had net tax basis capital loss carryforwards as follows which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the respective expiration dates, whichever occurs first:

	Capital Loss Carryforward ($)	Expiration
Scudder YieldWise Money Fund	276	7/31/2008
	6,353	7/31/2009
	53,348	7/31/2010
Scudder YieldWise Municipal Money Fund	46	7/31/2009
	22	7/31/2010

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds at July 31, 2002 except for undistributed ordinary income of:

Scudder YieldWise Money Fund	$ 238,625
Scudder YieldWise Government Money Fund	$ 38,207

There were no significant book-to-tax differences for the Scudder YieldWise Municipal Money Fund at July 31, 2002 except for undistributed tax-exempt income of $69,911.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreements (the "Management Agreements") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreements. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of the Fund's average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets and 0.25% of such net assets in excess of $800,000,000, computed and accrued daily and payable monthly.

The Advisor has agreed to temporarily waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund as follows: for Scudder YieldWise Money Fund, to the extent necessary to maintain the Fund's total operating expenses at no more than 0.38% until November 30, 2003; for Scudder YieldWise Government Money Fund, to the extent necessary to maintain the Fund's total operating expenses at no more than 0.37% until November 30, 2003; for Scudder YieldWise Municipal Money Fund, to the extent necessary to maintain the Fund's total operating expenses at no more than 0.30% until November 30, 2003.

Accordingly, for the six months ended January 31, 2003, the Funds incurred the following management fees:

Fund	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
Scudder YieldWise Money Fund	1,317,577	277,756	0.32
Scudder YieldWise Government Money Fund	541,582	207,908	0.32
Scudder YieldWise Municipal Money Fund	753,924	314,458	0.27

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. Effective January 16, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds. For the six months ended January 31, 2003, SISC received shareholder services fees as follows:

Fund	Total Aggregated ($)	Not Imposed ($)	Unpaid at January 31, 2003 ($)
Scudder YieldWise Money Fund	225,745	225,745	-
Scudder YieldWise Government Money Fund	63,729	63,729	-
Scudder YieldWise Municipal Money Fund	44,603	44,603	-

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the six months ended January 31, 2003, the Funds' custodian and transfer agent fees were reduced as follows:

Fund	Custodian Fee ($)	Transfer Agent Fee ($)
Scudder YieldWise Money Fund	423	-
Scudder YieldWise Government Money Fund	37	-
Scudder YieldWise Municipal Money Fund	234	-

D. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal Bond Fund+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
+ Available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121-9151
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002